Exhibit 10.17

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 19, 2007 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation, the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in to the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to Section 3.8. Section 3.8 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 4.10, and are intended to be and shall be used in compliance with Section 5.8. No Credit Party and no Subsidiary of any Credit Party is engaged in the business of purchasing or selling Margin Stock (other than the Culp Shares) or extending credit for the purpose of purchasing or carrying Margin Stock (other than the Culp Shares). Proceeds of the Loans shall not be used for the purpose of purchasing or carrying Margin Stock.”

2 Amendment to Section 5.2(i). Section 5.2(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(i) the sale or other transfer of any non-cash consideration received as proceeds of any disposition permitted hereunder or Stock or Stock Equivalent owned by any Credit Party or any Subsidiary of any Credit Party in any Joint Venture pursuant to the Organization Documents or other documents governing such Joint Venture; and”

3 Amendment to Section 5.4(c). Section 5.4(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c) Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Sections 5.2(b) or 5.2(j);”

4 Amendment to Section 5.8. Section 5.8 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of any Credit Party or others incurred to purchase or carry Margin Stock (other than the Culp Shares), or otherwise in any manner which is in contravention of any Requirement of Law or in violation of this Agreement.”

5 Amendment to Section 5.9(f). Section 5.9(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(f) Contingent Obligations arising with respect to customary indemnification obligations in favor of (i) sellers in connection with Acquisitions permitted hereunder and (ii) purchasers in connection with dispositions permitted under Sections 5.2(b) or 5.2(j);”

6 Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended as follows:

(i) the definition of “Borrowing Base” is hereby amended and restated to read in its entirety as follows:

““Borrowing Base” means, as of any date of determination by the Agent, from to time to time, an amount equal to the sum of:

(a) 85% of the book value of Eligible Accounts (other than Insured Accounts);

(b) the lesser of (i) 75% of the book value of Insured Accounts and (ii) $5,000,000;

(c) the least of (i) 65% of the book value (valued at the lower of cost or market) of Eligible Inventory, (ii) 85% of the book value (valued at the lower of cost or market) of Eligible Inventory multiplied by the then current NOLV Factor and (iii) an amount equal to 50% of the Borrowing Base, excluding amounts reflected in clauses (d) and (e) below;

(d) at all times on or prior to May 31, 2008 the lesser of (i) $22,300,000 and (ii) the Fixed Asset Loan Value;

(e) at all times after May 31, 2008, the lesser of (i) the Maximum Fixed Asset Loan Value and (ii) the Fixed Asset Loan Value; and

(f) fifty percent (50%) of the number of Culp Shares from time to time owned by ITG and held in an account which is subject to a Control Agreement multiplied by the lesser of (i) the current market value per share (marked-to-market on the last Business Day of each week) and (ii) $6.46 per share.”

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(ii) the following defined terms are hereby added to Section 11.1 in its applicable alphabetical order:

““Culp Purchase Agreement” means that certain Asset Purchase Agreement, dated as of January 11, 2007, between ITG and Culp, as in effect on such date.”

““Culp” means Culp, Inc., a North Carolina corporation (NYSE: CFI).”

““Culp Shares” means shares of Culp Stock received as consideration by ITG pursuant to the Culp Purchase Agreement.”

7 Conditions to Effectiveness. This Amendment shall be effective on the date on which this Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Required Lenders.

8 Amendment to Schedule 5.2. Schedule 5.2 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Potential disposition by ITG of a portion of its mattress fabrics product line.”

9 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

10 Miscellaneous.

10.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set

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forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

10.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

10.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.4 Loan Document. This Amendment shall constitute a Loan Document.

10.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC. ITG HOLDINGS, INC. BURLINGTON INDUSTRIES LLC CONE JACQUARDS LLC CONE DENIM LLC CARLISLE FINISHING LLC

By:	/s/ Karyl P. McClusky
Name: Karyl P. McClusky
Title:	Vice President and Treasurer of each of the entities listed above

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC. SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC. AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/ Stephen B. Duerk
Name: Stephen B. Duerk
Title: President of each of the entities listed above

[Signature Page to Amendment No. 1 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.

BURLINGTON APPAREL SERVICES COMPANY

BURLINGTON INDUSTRIES V, LLC

BWW CT, INC.

CLIFFSIDE DENIM LLC

CONE ADMINISTRATIVE AND SALES LLC

CONE INTERNATIONAL HOLDINGS II, INC.

INTERNATIONAL TEXTILE GROUP     ACQUISITION GROUP LLC

BI PROPERTIES I, INC.

BURLINGTON INTERNATIONAL SERVICES     COMPANY

BURLINGTON INDUSTRIES IV, LLC

BURLINGTON WORLDWIDE INC.

BILLC ACQUISITION LLC

CONE DENIM WHITE OAK LLC

CONE INTERNATIONAL HOLDINGS, INC.

CONE ACQUISITION LLC

WLR CONE MILLS IP, INC.

By:	/s/ Karyl P. McClusky
Name: Karyl P. McClusky
Title: Vice President and Treasurer of each of the entities listed above

VALENTEC WELLS, LLC ASCI HOLDINGS GERMANY (DE), INC. ASCI HOLDINGS ASIA PACIFIC (DE), LLC ASCI HOLDINGS CZECH (DE), INC. ASCI HOLDINGS U.K. (DE), INC. ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/ Stephen B. Duerk
Name: Stephen B. Duerk
Title: President of each of the entities listed above

[Signature Page to Amendment No. 1 to Credit Agreement]

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL VERWALTUNGS GMBH

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Josephine Norris
Name:	Josephine Norris
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/ M. Kim Carpenter
Name:	M. Kim Carpenter
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/ John Yankauskas
Name:	John Yankauskas
Title:	Sr. Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/ Yelen Kravchuk
Name:	Yelen Kravchuk
Title:	AVP

[Signature Page to Amendment No. 1 to Credit Agreement]